Financial Statements of

Edentify, Inc

(A Development Stage Company)

Period from August 27, 2004 (Inception)
to December 31, 2004

Edentify, Inc

(A Development Stage Company)

Index to Financial Statements

To the Board of Directors and Shareholders of
Edentify, Inc.
Bethlehem, Pennsylvania

Report of Independent Auditor

We have Audited the accompanying Balance Sheet of Edentify Inc. (a development stage corporation) as of December 31, 2004, and the related Statements of Operations, Shareholders’ Equity, and Cash Flows for the period from August 27, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our Audit.

We conducted our Audit in accordance with Auditing Standards Generally Accepted in the United States of America. Those Standards require that we plan and perform the Audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An Audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An Audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our Audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Edentify, Inc. as of December 31, 2004, and the results of its operations and its cash flows from August 27, 2004 (inception), to December 31, 2004, in conformity with Accounting Principles Generally Accepted in the United States of America.

William N. Goodman, CPA
Certified Public Accountant

Easton, PA
April 22, 2005

Edentify, Inc

(A Development Stage Company)

BALANCE SHEET

As of December 31, 2004

ASSETS
CURRENT ASSETS:
Cash	$71,932
Prepaid expenses	22,500
Total current assets	94,432
LONG-TERM ASSETS:
Deposits	5,342
TOTAL ASSETS	$99,774

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$9,522

Total current liabilities	9,522
LONG-TERM LIABILITIES:
Senior secured convertible debentures	100,000
Total liabilities	109,522

SHAREHOLDERS’ EQUITY:
Preferred stock, $0.0001 par value; authorized and unissued 10,000 shares	0
Common stock, $0.0001 par value; authorized 100,000 shares; issued and outstanding 1,000 shares	0
Paid in capital	5,000
Deficit accumulated during the development stage	(14,748)

Total shareholders’ equity	(9,748)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$99,774

The accompanying notes to financial statements are an integral part of this Statement.

Edentify, Inc

(A Development Stage Company)

STATEMENT OF OPERATIONS

Period from August 27, 2004 (inception) to December 31, 2004

SALES	$0

SELLING, GENERAL, and ADMINISTRATIVE EXPENSES	14,748

Net income (loss)	$(14,748)

The accompanying notes to financial statements are an integral part of this Statement.

Edentify, Inc

(A Development Stage Company)

STATEMENT OF SHAREHOLDERS’ EQUITY

Period from August 27, 2004 (inception) to December 31, 2004

(

				Deficit accumulated
				during the	Total Shareholders’
	Common Stock		Paid in Capital	development stage	Equity
	Shares	Amount	Amount	Amount	Amount
Issuances,

August 14, 2004	1,000	$0	$5,000		$5,000

Net income (loss)				$(14,748)	(14,748)

BALANCE,

December 31, 2004	1,000	$0	$5,000	$(14,748)	$(9,748)

The accompanying notes to financial statements are an integral part of this Statement.

Edentify, Inc

(A Development Stage Company)

STATEMENT OF CASH FLOWS

Period from August 27, 2004 (inception) to December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income from operations	$(14,748)
Adjustments to reconcile net income to net
cash provided by operating activities:
Changes in operating assets and liabilities:
Decrease (increase) in deposits	(5,342)
Decrease (increase) in prepaid expenses	(22,500)
(Decrease) increase in accounts payable	9,522
Net cash (used in) provided by operating activities	(33,068)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowing on long term debt	100,000
Proceeds from issuance of common stock & paid in capital	5,000
Net cash (used in) provided by financing activities	105,000

Net (decrease) increase in cash and cash equivalents	71,932

CASH , AT BEGINNING OF YEAR	0
CASH , AT END OF YEAR	$71,932

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for—
Interest	$0
Income taxes	$0

The accompanying notes to financial statements are an integral part of this statement.

Edentify, Inc

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Period from August 27, 2004 (inception) to December 31, 2004

(1) ORGANIZATION AND BUSINESS

Edentify, Inc, a Delaware corporation, was formed on August 27, 2004, date of inception. The Company is in the development stage, which is characterized by expenditures for legal fees and            financing agreements only. Once the Company’s planned principal operations commence, its focus            will be on the marketing of technology and software applications used for the purpose of reducing            fraud and enhancing privacy through identity verification.

(2) SUBSEQUENT EVENTS (unaudited)

Software and verification technology purchase

On March 31, 2005, the Company entered into an agreement to purchase software and verification technology for cash, liabilities, and securities.

Reorganization of the Company

On April 21, 2005, the Company entered into a Share Exchange Agreement with another company, which is listed by the National Association of Securities Dealers (NASD).

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are shown on the accrual method of accounting and include the accounts of only Edentify, Inc. The Company is in the development stage. All expenditures relating to the current period have been expensed. Expenditures related to a future period have been recorded as prepaid expenses or deposits.

Use of Estimates

The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

As of December 31, 2004, the Company had no earned revenue.

Income Taxes

Edentify, Inc. accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred tax assets and liabilities are determined based on the difference between the financial statement basis and the tax basis of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reflected on the Balance Sheet when it is determined that it is more likely than not that the asset will be realized.

At December 31, 2004, the Company has available $14,748 preorganization costs that can be used to reduce future federal income tax liabilities. Deferred taxes, if recorded, would be $2,212 for federal income taxes at the lowest rate.

(4) DEPOSITS

Deposits consist of amounts paid in advance for the purchase of the technology and software applications agreement entered into subsequent to December 31, 2004.

(5) LIABILITIES

Long-Term Notes Payable

Long-term notes payable at December 31, 2004 consisted of the following:

8% senior convertible debenture payable, which matures on December 31, 2006. The debenture is one of a series of 8% senior secured convertible debentures. If a public liquidity event has not occurred on or before December 31, 2005, they are due at December 31, 2005. Interest is due quarterly at 8% of the outstanding principal. The debenture is convertible into shares of common stock at the option of the holder equal to the principal amount converted, divided by $300,000, multiplied by 10%, and multiplied by the number of shares of common stock of the Company outstanding on a fully diluted basis. Of the total $300,000 principal amount of the debenture, $100,000 was received and due at December 31, 2004. It is expected that the note will not be due for two years; therefore, the debt has been classified as long-term.
$100,000

Maturities for long-term liabilities for the next five years ended December 31, 2004 are as follows:

Year Ended	Amount
2005	0
2006	$100,000